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CHASE SECURITIES INC.

NEW ISSUE TERMS

CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES, 2000-3
$701,841,304
(APPROXIMATE)

General Electric Capital Corporation - Mortgage Loan Seller

Heller Financial Capital Funding, Inc. - Mortgage Loan Seller

The Chase Manhattan Bank - Mortgage Loan Seller

Chase Commercial Mortgage Securities Corp. - Depositor

The Chase Manhattan Bank - Master Servicer

Lennar Partners, Inc. - Special Servicer

State Street Bank and Trust Company - Trustee

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                               SUMMARY OF TRANCHES

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              INITIAL CLASS                                 PASS-            ASSUMED     WEIGHTED    PRINCIPAL OR
               CERTIFICATE                                 THROUGH            FINAL      AVERAGE       NOTIONAL       RATINGS
                BALANCE OR         APPROX. CREDIT           RATE          DISTRIBUTION     LIFE        PRINCIPAL        (S&P/
CLASS      NOTIONAL AMOUNT (1)        SUPPORT            DESCRIPTION        DATE (5)    (APPROX.)(6)   WINDOW (6)      FITCH)
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
A-1            $120,206,000           23.875%               Fixed            8/15/08        5.70      10/00-8/08      AAA/AAA
A-2            $470,971,530           23.875%               Fixed            9/15/10        9.62      8/08-9/10       AAA/AAA
X              $776,587,888             N/A             WAC (I/O) (2)       12/15/19        9.15     10/00-12/19      AAA/AAA
B              $36,887,925            19.125%        Fixed (WAC Cap)(3)      9/15/10        9.96      9/10-9/10        AA/AA
C              $31,063,515            15.125%        Fixed (WAC Cap)(3)      9/15/10        9.96      9/10-9/10         A/A
D              $10,678,084            13.750%        Fixed (WAC Cap)(3)     10/15/10       10.01      9/10-10/10       A-/A-
E              $24,268,371            10.625%            Variable(4)        10/15/10       10.05     10/10-10/10      BBB/BBB
F               $7,765,879             9.625%           Variable (4)        10/15/10       10.05     10/10-10/10     BBB-/BBB-
G              $30,092,781              N/A                 Fixed              N/A          0.00         N/A            N/A
H               $5,824,409              N/A          Fixed (WAC Cap)(3)        N/A          0.00         N/A            N/A
I               $5,824,409              N/A          Fixed (WAC Cap)(3)        N/A          0.00         N/A            N/A
J               $9,707,349              N/A          Fixed (WAC Cap)(3)        N/A          0.00         N/A            N/A
K               $3,882,939              N/A          Fixed (WAC Cap)(3)        N/A          0.00         N/A            N/A
L               $3,882,940              N/A          Fixed (WAC Cap)(3)        N/A          0.00         N/A            N/A
M              $15,531,757              N/A          Fixed (WAC Cap)(3)        N/A          0.00         N/A            N/A
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

Shaded rows [Classes G through M] are tranches not part of this offering, and are shown for informational purposes only.

The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.

(1)  Approximate, subject to a permitted variance of plus or minus 10%.


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(2)  The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificates) as described in the prospectus supplement.

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C, Class D, Class H, Class I, Class J, Class K, Class L or Class M certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) minus __% per annum.

(5) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is October 15, 2032. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

COLLATERAL CHARACTERISTICS*

AGGREGATE PRINCIPAL BALANCE(1)                        $776,587,889
NO. OF MORTGAGE LOANS                                 97
NO. OF MORTGAGED PROPERTIES                           99
NO. OF BALLOON AND INTEREST-ONLY MORTGAGES LOANS (2)  96
NO. OF INTEREST-ONLY LOANS(3)                         3
NO. OF FULLY AMORTIZING LOANS                         1
RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES             $1,198,218 to $47,969,316
AVERAGE MORTGAGE LOAN PRINCIPAL BALANCE               $8,006,061
RANGE OF MORTGAGE RATES                               6.850% - 8.970%
WEIGHTED AVERAGE MORTGAGE RATE                        8.141%
WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY (4)        119 months
RANGE OF REMAINING TERMS TO MATURITY (4)              56-231 months
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (4)       116 months
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM  (5)      351 months
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM (5)      348 months
WEIGHTED AVERAGE LOAN TO VALUE RATIO (LTV)            70.43%
WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE (4)      62.96%
WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO          1.35x




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WEIGHTED AVERAGE OCCUPANCY RATE(6)                     95.93%


* The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.

(1)  Subject to a permitted variance of plus or minus 10%.

(2)  Includes 2 mortgage loans with an anticipated prepayment dates.

(3) In addition, 1 mortgage loan representing approximately 1.84% of the aggregate principal balance of all mortgage loans as of the cut-off date paid interest-only for the first 12 months of its original term.

(4)  In the case of 2 mortgage loans, the anticipated prepayment date.

(5) Excludes the mortgage loans that pay interest-only for the life of their term.

(6) Excludes 9 hotel properties, representing approximately 13.07% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, which have occupancy rates that generally range from 73.78% to 82.20%; if the mortgage loans secured by hotel properties are included, the range of occupancy rates of the mortgaged properties is 73.78% to 100.00% and the weighted average occupancy rate of the mortgaged properties is 93.51%.

Investors in the United States and Latin America may obtain a prospectus by contacting Chase Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, Attention: Syndicate Desk, Telephone No.: 1 212 834 3813. Investors in the European Economic Area may obtain a prospectus from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom,
Attention: Syndicate Desk, Telephone No.: 44 207 777 3334

Investors in the Untied States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. Investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.







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